                               AVANT! CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN
























                        Effective as of November 1, 1999

                               AVANT! CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS


Avant! Corporation
Executive Deferred Compensation Plan                                                                              1

Avant! Corporation
Executive Deferred Compensation Plan Trust Agreement                                                              2

Salary, Commission or Bonus Reduction Election Form                                                               3

Designation of Death Benefit Beneficiary/ies Election Form                                                        4

Deemed Investment Election Form                                                                                   5

Form and Timing of Payment Election                                                                               6

Hardship Distribution Form                                                                                        7

Department of Labor Filing Letter                                                                                 8

Board of Directors' Resolutions                                                                                   9


                               AVANT! CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                        Effective as of November 1, 1999


                                TABLE OF CONTENTS


                                    ARTICLE 1
                                   DEFINITIONS
         1.1      ACCOUNT.........................................................................................1
         1.2      BENEFICIARY.....................................................................................1
         1.3      CODE............................................................................................1
         1.4      COMPENSATION....................................................................................1
         1.5      COMPENSATION DEFERRALS..........................................................................1
         1.6      DESIGNATION DATE................................................................................1
         1.7      EFFECTIVE DATE..................................................................................1
         1.8      ELIGIBLE EMPLOYEE...............................................................................2
         1.9      EMPLOYER........................................................................................2
         1.10     ENTRY DATE......................................................................................2
         1.11     PARTICIPANT.....................................................................................2
         1.12     PARTICIPANT ENROLLMENT AND ELECTION FORM........................................................2
         1.13     PLAN............................................................................................2
         1.14     PLAN YEAR.......................................................................................2
         1.15     SCHEDULED SURVIVOR BENEFITS.....................................................................2
         1.16     STOCK OPTION GAINS..............................................................................2
         1.17     STOCK OPTION GAINS CONTRIBUTION.................................................................3
         1.18     TOTAL AND PERMANENT DISABILITY..................................................................3
         1.19     TRUST...........................................................................................3
         1.20     TRUSTEE.........................................................................................3
         1.21     VALUATION DATE..................................................................................3

                                    ARTICLE 2
                           ELIGIBILITY AND PARTICIPATION
         2.1      REQUIREMENTS....................................................................................3
         2.2      RE-EMPLOYMENT...................................................................................3
         2.3      CHANGE OF EMPLOYMENT CATEGORY...................................................................3

                                    ARTICLE 3
                            CONTRIBUTIONS AND CREDITS
         3.1      PARTICIPANT CONTRIBUTIONS AND CREDITS...........................................................4
         3.2      CONTRIBUTIONS TO THE TRUST......................................................................5


                                    ARTICLE 4
                               ALLOCATION OF FUNDS
         4.1      ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS.............................................5
         4.2      ACCOUNTING FOR DISTRIBUTIONS....................................................................6
         4.3      SEPARATE ACCOUNTS...............................................................................6
         4.4      INTERIM VALUATIONS..............................................................................6
         4.5      DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS....................................................6
         4.6      EXPENSES AND TAXES..............................................................................7

                                    ARTICLE 5
                             ENTITLEMENT TO BENEFITS
         5.1      FIXED PAYMENT DATES; TERMINATION OF EMPLOYMENT..................................................8
         5.2      HARDSHIP DISTRIBUTIONS..........................................................................8
         5.3      HAIRCUT PROVISION...............................................................................9
         5.4      RE-EMPLOYMENT OF RECIPIENT......................................................................9

                                    ARTICLE 6
                            DISTRIBUTION OF BENEFITS
         6.1      AMOUNT..........................................................................................9
         6.2      METHOD OF PAYMENT...............................................................................9
         6.3      DEATH OR DISABILITY BENEFITS...................................................................10

                                    ARTICLE 7
                         BENEFICIARIES; PARTICIPANT DATA
         7.1      DESIGNATION OF BENEFICIARIES...................................................................10
         7.2      INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE
                  PARTICIPANTS OR BENEFICIARIES..................................................................11

                                    ARTICLE 8
                                 ADMINISTRATION
         8.1      ADMINISTRATIVE AUTHORITY.......................................................................11
         8.2      UNIFORMITY OF DISCRETIONARY ACTS...............................................................12
         8.3      LITIGATION.....................................................................................12
         8.4      CLAIMS PROCEDURE...............................................................................12

                                    ARTICLE 9
                                    AMENDMENT
         9.1      RIGHT TO AMEND.................................................................................13
         9.2      AMENDMENTS TO ENSURE PROPER CHARACTERIZATION
                  OF PLAN........................................................................................13

                                   ARTICLE 10
                                   TERMINATION
         10.1     EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN..................................................14
         10.2     AUTOMATIC TERMINATION OF PLAN..................................................................14
         10.3     SUSPENSION OF DEFERRALS........................................................................14
         10.4     ALLOCATION AND DISTRIBUTION....................................................................14
         10.5     SUCCESSOR TO EMPLOYER..........................................................................14

                                   ARTICLE 11
                                    THE TRUST
         11.1     ESTABLISHMENT OF TRUST.........................................................................15

                                   ARTICLE 12
                                  MISCELLANEOUS
         12.1     LIMITATIONS ON LIABILITY OF EMPLOYER...........................................................15
         12.2     CONSTRUCTION; UNFUNDED OBLIGATION..............................................................15
         12.3     NO RIGHT TO EMPLOYMENT OR OTHER BENEFITS.......................................................16
         12.4     WITHHOLDING....................................................................................16
         12.5     SPENDTHRIFT PROVISION..........................................................................16


                               AVANT! CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                        Effective as of November 1, 1999

                                    RECITALS

         The purpose of the Avant! Corporation Executive Deferred Compensation Plan (the "Plan") is to offer certain executive employees of Avant! an opportunity to elect to defer the receipt of compensation in accordance with the terms and conditions set forth herein. The Plan is intended to be a "top-hat" plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly-compensated employees) under sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 ("ERISA").

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 ACCOUNT means the balance credited to a Participant's or Beneficiary's Plan account, including contribution credits and deemed income, gains and losses (as determined by the Employer, in its sole and absolute discretion) credited thereto. A Participant's or Beneficiary's Account shall be determined as of the date of reference.

         1.2 BENEFICIARY means any person or persons so designated in accordance with the provisions of Article 7.

         1.3 CODE means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time.

         1.4 COMPENSATION means the total current cash remuneration, including regular salary and bonus awards, paid by the Employer to an Eligible Employee with respect to his or her services for the Employer (as determined by the Employer, in its sole and absolute discretion). In addition, Compensation shall include any commissions earned by the Eligible Employee with respect to his or her services for the Employer (as determined by the Employer, in its sole and absolute discretion).

         1.5     COMPENSATION DEFERRALS is defined in Section 3.1(a).

         1.6 DESIGNATION DATE means the date or dates as of which a designation of deemed investment directions by an individual pursuant to
Section 4.5, or any change in a prior designation of deemed investment directions by an individual pursuant to Section 4.5, shall become effective. The Designation Dates in any Plan Year shall be designated by the Employer.

         1.7 EFFECTIVE DATE means the effective date of the Plan, which shall be November 1, 1999.

         1.8 ELIGIBLE EMPLOYEE means, for any Plan Year (or applicable portion thereof), a person employed by the Employer, who is determined by the Employer to be a member of a select group of management or highly compensated employees of the Employer and who is designated by the Employer's Chief Executive Officer to be an Eligible Employee under the Plan. By each November 1 (or before the Effective Date for the Plan's first Plan Year), the Employer shall notify those individuals, if any, who will be Eligible Employees for the next Plan Year. Designation as an Eligible Employee in one Plan Year does not guarantee designation as an Eligible Employee in any subsequent Plan Years. If the Employer determines that an individual first becomes an Eligible Employee during a Plan Year, the Employer shall notify such individual of its determination and of the date during the Plan Year on which the individual shall first become an Eligible Employee.

         1.9 EMPLOYER means Avant! Corporation and its successors and assigns unless otherwise herein provided, or any other corporation or business organization which, with the consent of Avant! Corporation, or its successors or assigns, assumes the Employer's obligations hereunder, or any other corporation or business organization which agrees, with the consent of Avant! Corporation, to become a party to the Plan.

         1.10 ENTRY DATE with respect to an individual means the first day of the pay period following the date on which the individual first becomes an Eligible Employee.

         1.11 PARTICIPANT means any person so designated in accordance with the provisions of Article 2, including, where appropriate according to the context of the Plan, any former employee who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

         1.12 PARTICIPANT ENROLLMENT AND ELECTION FORM means the form or forms on which a Participant elects to defer Compensation or Stock Option Gains hereunder and on which the Participant makes certain other designations as required thereon.

         1.13 PLAN means this Avant! Corporation Executive Deferred Compensation Plan, as amended from time to time.

         1.14 PLAN YEAR means the twelve (12) month period ending December 31, except that the first Plan Year shall be a short Plan Year commencing on November 1, 1999 and ending on December 31, 1999.

         1.15 SCHEDULED SURVIVOR BENEFITS shall be the face amount of the Participant's policy upon death which shall not exceed three (3) million dollars.

         1.16 STOCK OPTION GAINS with respect to a given stock option award (other than an incentive stock option as defined in Section 422 of the Code) granted by the Employer to a particular Participant under an Employer-sponsored stock option program, means the difference in dollar value, determined as of the date of reference, between the exercise price of the stock option and the fair market value of the underlying stock as of the date of reference.

         1.17    STOCK OPTION GAINS CONTRIBUTION is defined in Section 3.1(b).

         1.18 TOTAL AND PERMANENT DISABILITY means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that may be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence. Disability will be determined to exist if the Participant is receiving disability benefits under the Social Security Act or Railroad Retirement Act.

         1.19    TRUST means the Trust described in Article 11.

         1.20    TRUSTEE means the trustee of the Trust described in Article
11.

         1.21 VALUATION DATE means the last day of each Plan Year and any other date that the Employer, in its sole and absolute discretion, designates as a Valuation Date.

                                    ARTICLE 2
                          ELIGIBILITY AND PARTICIPATION

         2.1 REQUIREMENTS. Every Eligible Employee on the Effective Date shall be eligible to become a Participant on the Effective Date. Every other Eligible Employee shall be eligible to become a Participant on the first Entry Date occurring on or after the date on which he or she becomes an Eligible Employee. No individual shall become a Participant, however, if he or she is not an Eligible Employee on the date his or her participation is to begin.

                 Participation in the Plan is voluntary. In order to participate in the Plan, an otherwise Eligible Employee must make a written application in such manner as may be required by Section 3.2 and by the Employer and must agree to make Compensation Deferrals or Stock Option Gains Contributions as provided in Article 3.

         2.2 RE-EMPLOYMENT. If a Participant whose employment with the Employer is terminated is subsequently re-employed, he or she shall be eligible to become a Participant in accordance with the provisions of Section 2.1.

         2.3 CHANGE OF EMPLOYMENT CATEGORY. During any period in which a Participant remains in the employ of the Employer, but ceases to be an Eligible Employee, he or she shall not be eligible to make Compensation Deferrals or Stock Option Gains Contributions hereunder.

                                    ARTICLE 3
                            CONTRIBUTIONS AND CREDITS

         3.1     PARTICIPANT CONTRIBUTIONS AND CREDITS.

                 (a) COMPENSATION DEFERRALS. In accordance with rules established by the Employer in its sole and absolute discretion, a Participant may elect to defer Compensation which is due to be earned and which would otherwise be paid to the Participant, in a lump sum or in any fixed periodic dollar amounts designated by the Participant. Amounts so deferred will be considered a Participant's "Compensation Deferrals." Ordinarily, a Participant shall make such an election to defer Compensation with respect to the coming twelve (12) month Plan Year during the period beginning on the November 1 and ending on the November 30 of the prior calendar year, or during such other period as might be established by the Employer.

                 Compensation Deferrals shall be made through regular payroll deductions or through an election by the Participant to defer the payment of a commission or bonus not yet payable to him or her at the time of the election. The Participant may change his or her regular payroll deduction Compensation Deferral amount as of, and by written notice delivered to the Employer prior to, the beginning of any regular payroll period, with such change being first effective for Compensation to be earned in that payroll period. In the case of commission or bonus payment deferrals, the Participant may reduce his or her commission or bonus due to be paid by the Employer by delivering written notice to the Employer of the commission or bonus Compensation deferral amount prior to the date the applicable commission or bonus is first due to be paid.

                 Once made, a Compensation Deferral regular payroll deduction election shall continue in force indefinitely, until changed as provided above. A Compensation Deferral commission or bonus payment election shall continue in force only for the Plan Year for which the election is first effective. Compensation Deferrals shall be deducted by the Employer from the pay of a deferring Participant and shall be credited to the Account of the deferring Participant.

                 (b) STOCK OPTION GAINS CONVERSIONS. In accordance with rules established by the Employer in its sole and absolute discretion, certain Participants, as specifically identified by the Employer's Chief Executive Officer in his sole and absolute discretion, may elect to convert Stock Option Gains which would otherwise be payable to the Participant pursuant to an Employer-sponsored stock option program into a contribution (a Stock Option Gains Contribution) to the Participant's Account. The value of the Stock Option Gains Contribution to be credited to the Participant's Account shall be the value of the Stock Option Gains as determined by the Employer or as agreed upon between the Employer and the Participant in the written instrument pursuant to which the Participant makes the Stock Option Gains conversion election.

                          A Participant shall be entitled to make a Stock
Option Gains Contribution at the time and in the form and manner determined by the Employer and communicated to the Participant. No Participant shall have a right to make a Stock Option Gains Contribution unless and until notified in writing by the Employer's Chief Executive Officer and only to the extent provided in such notice.

                 (c) THE PARTICIPANT'S ACCOUNT. There shall be established and maintained by the Employer a separate Account in the name of each Participant to which shall be credited or debited: (a) amounts equal to the Participant's Compensation Deferrals; (b) amounts equal to the Participant's Stock Option Gains Contribution; and (c) amounts equal to any deemed earnings or losses (to the extent realized, based upon deemed fair market value of the Account's deemed assets, as determined by the Employer, in its sole and absolute discretion) attributable or allocable thereto.

                 A Participant shall at all times be 100% vested in amounts credited to his or her Account.

         3.2 CONTRIBUTIONS TO THE TRUST. An amount shall be contributed by the Employer to the Trust maintained under Section 11.1 equal to the total amount required to be credited to each Participant's Account under Section
3.1. The Employer shall make a good faith effort to contribute these amounts to the Trust as soon as practicable following the date on which the contribution credit amount(s) are determined.

                                    ARTICLE 4
                               ALLOCATION OF FUNDS

         4.1 ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS. Subject to Section 4.5 and subject to such limitations as may from time to time be required by law, imposed by the Employer or the Trustee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Employer, prior to the date on which a direction will become effective, each Participant shall have the right to direct the Employer as to how amounts in his or her Account shall be deemed to be invested. The Employer shall direct the Trustee to invest the account maintained in the Trust on behalf of the Participant pursuant to the deemed investment directions the Employer properly has received from the Participant.

                 The value of the Participant's Account shall be equal to the value of the account maintained under the Trust on behalf of the Participant. As of each valuation date of the Trust, the Participant's Account will be credited or debited to reflect the Participant's deemed investments of the Trust. The Participant's Plan Account will be credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the designated deemed investments, as follows. As of each Valuation Date, an amount equal to the net increase or decrease in realizable net asset value or credited interest, as applicable (as determined by the Trustee), of each deemed investment option within the Account since the preceding Valuation Date shall be allocated among all Participants' Accounts deemed to be invested in that investment option in accordance with the ratio which the portion of the Account of each Participant which is deemed to be invested within that investment option, determined as provided herein, bears to the aggregate of all amounts deemed to be invested within that investment option.

         4.2 ACCOUNTING FOR DISTRIBUTIONS. As of the date of any distribution hereunder, the distribution made hereunder to the Participant or his or her Beneficiary or Beneficiaries shall be charged to such Participant's Account. Such amounts shall be charged on a pro rata basis against the investments of the Trust in which the Participant's Account is deemed to be invested.

         4.3 SEPARATE ACCOUNTS. A separate account under the Plan shall be established and maintained by the Employer to reflect the Account for each Participant with sub-accounts to show separately the deemed earnings and losses credited or debited to such Account, and the applicable deemed investments of the Account.

         4.4 INTERIM VALUATIONS. If it is determined by the Employer that the value of a Participant's Account as of any date on which distributions are to be made differs materially from the value of the Participant's Account on the prior Valuation Date upon which the distribution is to be based, the Employer, in its sole and absolute discretion, shall have the right to designate any date in the interim as a Valuation Date for the purpose of revaluing the Participant's Account so that the Account will, prior to the distribution, reflect its share of such material difference in value.

         4.5 DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS. Subject to such limitations as may from time to time be required by law, imposed by the Employer or the Trustee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Employer, prior to and effective for each Designation Date, each Participant may communicate to the Employer a direction (in accordance with (a), below) as to how his or her Plan Accounts should be deemed to be invested among such categories of deemed investments as may be made available by the Employer hereunder. Such direction shall designate the percentage (in any whole percent multiples) of each portion of the Participant's Plan Accounts which is requested to be deemed to be invested in such categories of deemed investments, and shall be subject to the following rules:

                 (a) Any initial or subsequent deemed investment direction shall be in writing, on a form supplied by and filed with the Employer, and/or, as required or permitted by the Employer, shall be by oral designation and/or electronic transmission designation. A designation shall be effective as of the Designation Date next following the date the direction is received and accepted by the Employer on which it would be reasonably practicable for the Employer to effect the designation.

                 (b) All amounts credited to the Participant's Account shall be deemed to be invested in accordance with the then effective deemed investment direction, and as of the Designation Date with respect to any new deemed investment direction, all or a portion of the Participant's Account at that date shall be reallocated among the designated deemed investment funds according to the percentages specified in the new deemed investment direction unless and until a subsequent deemed investment direction shall be filed and become effective. An election concerning deemed investment choices shall continue indefinitely as provided in the Participant's most recent Participant Enrollment and Election Form, or other form specified by the Employer.

                 (c) If the Employer receives an initial or revised deemed investment direction which it deems to be incomplete, unclear or improper, the Participant's investment direction then in effect shall remain in effect (or, in the case of a deficiency in an initial deemed investment direction, the Participant shall be deemed to have filed no deemed investment direction) until the next Designation Date, unless the Employer provides for, and permits the application of, corrective action prior thereto.

                 (d) If the Employer possesses (or is deemed to possess as provided in (c), above) at any time directions as to the deemed investment of less than all of a Participant's Account, the Participant shall be deemed to have directed that the undesignated portion of the Account be deemed to be invested in a money market, fixed income or similar fund made available under the Plan as determined by the Employer in its sole and absolute discretion.

                 (e) Each Participant hereunder, as a condition to his or her participation hereunder, agrees to indemnify and hold harmless the Employer and its agents and representatives from any losses or damages of any kind relating to the deemed investment of the Participant's Account hereunder.

                 (f) Each reference in this Section to a Participant shall be deemed to include, where applicable, a reference to a Beneficiary.

         4.6 EXPENSES AND TAXES. Expenses, including Trustee fees, associated with the administration or operation of the Plan shall be paid by the Employer from its general assets. Any taxes allocable to an Account (or portion thereof) maintained under the Plan which are payable prior to the distribution of the Account (or portion thereof), as determined by the Employer, shall be paid by the Employer.

                                    ARTICLE 5
                             ENTITLEMENT TO BENEFITS

         5.1 FIXED PAYMENT DATES; TERMINATION OF EMPLOYMENT. On his or her Participant Enrollment and Election Form, a Participant may select a fixed payment date for the payment or commencement of payment of his or her Account (or the Participant may select fixed payment dates for the payment or commencement of payment of portions of his or her Account), which will be valued and payable according to the provisions of Article 6. Such payment dates may be extended to later dates so long as elections to so extend the dates are made by the Participant at least six (6) months prior to the date on which the distribution is to be made or commence. Such payment dates may not be accelerated.

                 A Participant who selects payment or commencement of payment of his or her Account (or portions thereof) on a fixed date or dates shall receive payment of his or her Account at the earlier of such fixed payment date or dates (as extended, if applicable) or his or her termination of employment with the Employer.

                 Any fixed payment date elected by a Participant as provided above must be a date no earlier than the January 1 of the third calendar year after the calendar year in which the payment date election is made.

                 If a Participant does not make a payment date election as provided above for any particular amounts hereunder, and the Participant terminates employment with the Employer for any reason, the Participant's vested Account at the date of such termination shall be valued and payable at or commencing at such termination according to the provisions of Article 6.

         5.2 HARDSHIP DISTRIBUTIONS. In the event of financial hardship of the Participant, as hereinafter defined, the Participant may apply to the Employer for the distribution of all or any part of his or her vested Account. The Employer shall consider the circumstances of each such case, and the best interests of the Participant and his or her family, and shall have the right, in its sole and absolute discretion, if applicable, to allow such distribution, or, if applicable, to direct a distribution of part of the amount requested, or to refuse to allow any distribution. Upon a finding of financial hardship, the Employer shall make the appropriate distribution to the Participant from amounts held by the Employer in respect of the Participant's vested Account. In no event shall the aggregate amount of the distribution exceed either the full value of the Participant's vested Account or the amount determined by the Employer to be necessary to alleviate the Participant's financial hardship (which financial hardship may be considered to include any taxes due because of the distribution occurring because of this Section), and which is not reasonably available from other resources of the Participant. For purposes of this Section, the value of the Participant's vested Account shall be determined as of the date of the distribution. "Financial hardship" means (a) a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Code section 152(a)) of the Participant, (b) loss of the Participant's property due to casualty, or
(c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, each as determined to exist by the Employer. A distribution may be made under this Section only with the consent of the Employer.

         5.3 HAIRCUT PROVISION. An employee shall have the option to request a full or partial distribution of their account subject to a 10% haircut penalty. The Employer must also approve distributions subject to this haircut provision. In no event will the withdrawal be greater than 100% of the value of a Participant's Account.

         5.4 RE-EMPLOYMENT OF RECIPIENT. If a Participant receiving installment distributions pursuant to Section 6.2 is re-employed by the Employer, the remaining distributions due to the Participant shall be suspended until such time as the Participant (or his or her Beneficiary) once again becomes eligible for benefits under Section 5.1 or 5.2, at which time such distribution shall commence, subject to the limitations and conditions contained in this Plan.

                                    ARTICLE 6
                            DISTRIBUTION OF BENEFITS

         6.1 AMOUNT. A Participant (or his or her Beneficiary) shall become entitled to receive, on or about the earlier of the Participant's termination of employment with the Employer or the date or dates selected by the Participant on his or her Participant Enrollment and Election Form (or, if no such selection is made, on or about the date of the Participant's termination of employment with the Employer) (or earlier as provided in
Article 5), a distribution in an aggregate amount equal to the Participant's vested Account. Any payment due hereunder from the Trust which is not paid by the Trust for any reason will be paid by the Employer from its general assets.

         6.2 METHOD OF PAYMENT.

                 (a) CASH OR IN-KIND PAYMENTS. Payments under the Plan shall be made in cash or in-kind, as elected by the Participant, as permitted by the Employer in its sole and absolute discretion and subject to applicable restrictions on transfer as may be applicable legally or contractually.

                 (b) TIMING AND MANNER OF PAYMENT. In the case of distributions to a Participant or his or her Beneficiary by virtue of an entitlement pursuant to Sections 5.1, an aggregate amount equal to the Participant's vested Account will be paid by the Trust or the Employer, as provided in Section 6.1, in a lump sum or in up to ten (10) substantially equal annual installments (adjusted for gains and losses), as selected by the Participant as provided in Article 5. If a Participant fails to designate properly the manner of payment of the Participant's benefit under the Plan, such payment will be in a lump sum.

                 If the whole or any part of a payment hereunder is to be in installments, the total to be so paid shall continue to be deemed to be invested pursuant to Sections 4.1 and 4.5 under such procedures as the Employer may establish, in which case any deemed income, gain, loss or expense or tax allocable thereto (as determined by the Trustee, in its discretion) shall be reflected in the installment payments, in such equitable manner as the Trustee shall determine.

         6.3 DEATH OR DISABILITY BENEFITS. If a Participant dies or experiences a Total and Permanent Disability before terminating his or her employment with the Employer and before the commencement of payments to the Participant hereunder, the entire value of the Participant's Account plus the Scheduled Survivor Benefit shall be paid, at the time(s) selected by the Participant under Article 5 and in the manner provided in Section 6.2, to the person or persons designated in accordance with Section 7.1.

                 Upon the death of a Participant after payments hereunder have begun but before he or she has received all payments to which he or she is entitled under the Plan, the remaining benefit payments shall be paid to the person or persons designated in accordance with Section 7.1, in the manner in which such benefits were payable to the Participant.

                                    ARTICLE 7
                         BENEFICIARIES; PARTICIPANT DATA

         7.1 DESIGNATION OF BENEFICIARIES. Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after the Participant's death, and such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Employer, and will be effective only when filed in writing with the Employer during the Participant's lifetime.

                 In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, the Employer shall pay any such benefit payment to the Participant's spouse, if then living, but otherwise to the Participant's then living descendants, if any, PER STRIPES, but, if none, to the Participant's estate. In determining the existence or identity of anyone entitled to a benefit payment, the Employer may rely conclusively upon information supplied by the Participant's personal representative, executor or administrator. If a question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or if a dispute arises with respect to any such payment, then, notwithstanding the foregoing, the Employer, in its sole and absolute discretion, may distribute such payment to the Participant's estate without liability for any tax or other consequences which might flow therefrom, or may take such other action as the Employer deems to be appropriate.

         7.2 INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES. Any communication, statement or notice addressed to a Participant or to a Beneficiary at his or her last post office address as shown on the Employer's records shall be binding on the Participant or Beneficiary for all purposes of the Plan. The Employer shall not be obliged to search for any Participant or Beneficiary beyond the sending of a registered letter to such last known address. If the Employer notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her location known to the Employer within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant is known to the Employer, the Employer may direct distribution of such amount to any one or more or all of such next of kin, and in such proportions as the Employer determines. If the location of none of the foregoing persons can be determined, the Employer shall have the right to direct that the amount payable shall be deemed to be a forfeiture, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Employer if a claim for the benefit subsequently is made by the Participant or the Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, the Employer shall not be liable to any person for any payment made in accordance with such law.

                                    ARTICLE 8
                                 ADMINISTRATION

         8.1 ADMINISTRATIVE AUTHORITY. Except as otherwise specifically provided herein, the Employer shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to:

                 (a) Resolve and determine all disputes or questions arising under the Plan, and to remedy any ambiguities, inconsistencies or omissions in the Plan.

                 (b) Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

                 (c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

                 (d) Make determinations with respect to the eligibility of any Eligible Employee as a Participant and make determinations concerning the crediting of Plan Accounts.

                 (e) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Employer shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons. The Employer shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Employer. Further, the Employer may authorize one or more persons to execute any certificate or document on behalf of the Employer, in which event any person notified by the Employer of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Employer until such notified person shall have been notified of the revocation of such authority.

         8.2 UNIFORMITY OF DISCRETIONARY ACTS. Whenever in the administration or operation of the Plan discretionary actions by the Employer are required or permitted, such actions shall be consistently and uniformly applied to all persons similarly situated, and no such action shall be taken which shall discriminate in favor of any particular person or group of persons.

         8.3 LITIGATION. Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

         8.4 CLAIMS PROCEDURE. Any person claiming a benefit under the Plan (a "Claimant") shall present the claim, in writing, to the Employer, and the Employer shall respond in writing. If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the
Claimant:

                 (a) The specific reason or reasons for the denial, with specific references to the Plan provisions on which the denial is based;

                 (b) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or information is necessary; and

                 (c) An explanation of the Plan's claims review procedure.

                 The written notice denying or granting the Claimant's claim shall be provided to the Claimant within ninety (90) days after the Employer's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished by the Employer to the Claimant within the initial ninety (90) day period and in no event shall such an extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period. Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Employer expects to render a decision on the claim. Any claim not granted or denied within the period noted above shall be deemed to have been denied.

                 Any Claimant whose claim is denied, or deemed to have been denied under the preceding sentence (or such Claimant's authorized representative), may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Employer. Upon such a request for review, the claim shall be reviewed by the Employer (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing. In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

                 The decision on review normally shall be made within sixty
(60) days of the Employer's receipt of the request for review. If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Employer, and the time limit for the decision on review shall be extended to one hundred twenty (120) days. The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based. The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit discussed above. If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) period discussed above, the claim shall be deemed to have been denied upon review. All decisions on review shall be final and binding with respect to all concerned parties.

                                    ARTICLE 9
                                    AMENDMENT

         9.1 RIGHT TO AMEND. The Employer, by action of its Board of Directors, shall have the right to amend the Plan, at any time and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound by such amendment; provided, however, that no such amendment shall deprive a Participant or a Beneficiary of a vested right accrued hereunder prior to the date of the amendment.

         9.2 AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN. Notwithstanding the provisions of Section 9.1, the Plan may be amended by the Employer, by action of its Board of Directors, at any time, retroactively if required, if found necessary, in the opinion of the Employer, in order to ensure that the Plan is characterized as "top-hat" plan of deferred compensation maintained for a select group of management or highly compensated employees as described under ERISA sections 201(2), 301(a)(3), and 401(a)(1), and to conform the Plan to the provisions and requirements of any applicable law (including ERISA and the Code). No such amendment shall be considered prejudicial to any interest of a Participant or a Beneficiary hereunder.

                                   ARTICLE 10
                                   TERMINATION

         10.1 EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN. The Employer reserves the right to terminate the Plan and/or its obligation to make further credits to Plan Accounts, by action of its Board of Directors. The Employer also reserves the right to suspend the operation of the Plan for a fixed or indeterminate period of time, by action of its Board of Directors.

         10.2 AUTOMATIC TERMINATION OF PLAN. The Plan automatically shall terminate upon the dissolution of the Employer, or upon its merger into or consolidation with any other corporation or business organization if there is a failure by the surviving corporation or business organization to adopt specifically and agree to continue the Plan.

         10.3 SUSPENSION OF DEFERRALS. In the event of a suspension of the Plan, the Employer shall continue all aspects of the Plan, other than Compensation Deferrals, during the period of the suspension, in which event payments hereunder will continue to be made during the period of the suspension in accordance with Articles 5 and 6.

         10.4 ALLOCATION AND DISTRIBUTION. This Section shall become operative on a complete termination of the Plan. The provisions of this Section also shall become operative in the event of a partial termination of the Plan, as determined by the Employer, but only with respect to that portion of the Plan attributable to the Participants to whom the partial termination is applicable. Upon the effective date of any such event, notwithstanding any other provisions of the Plan, no persons who were not theretofore Participants shall be eligible to become Participants, the value of the interest of all Participants and Beneficiaries shall be determined and, after deduction of estimated expenses in liquidating and, if applicable, paying Plan benefits, paid to them as soon as is practicable after such termination.

         10.5 SUCCESSOR TO EMPLOYER. Any corporation or other business organization which is a successor to the Employer by reason of a consolidation, merger or purchase of substantially all of the assets of the Employer shall have the right to become a party to the Plan by adopting the same by resolution of the entity's board of directors or other appropriate governing body. If, within ninety (90) days from the effective date of such consolidation, merger or sale of assets, such new entity does not become a party hereto, as above provided, the Plan automatically shall be terminated, and the provisions of Section 10.4 shall become operative.

                                   ARTICLE 11
                                    THE TRUST

         11.1 ESTABLISHMENT OF TRUST. The Employer shall establish the Trust with the Trustee pursuant to such terms and conditions as are set forth in the Trust agreement to be entered into between the Employer and the Trustee or the Employer shall cause to be maintained one or more separate subaccounts in an existing Trust maintained with the Trustee with respect to one or more other plans of the Employer, which subaccount or subaccounts represent Participants' interests in the Plan. Any such Trust shall be intended to be treated as a "grantor trust" under the Code and the establishment of the Trust or the utilization of any existing Trust for Plan benefits, as applicable, shall not be intended to cause any Participant to realize current income on amounts contributed thereto, and the Trust shall be so interpreted.

                                   ARTICLE 12
                                  MISCELLANEOUS

         12.1 LIMITATIONS ON LIABILITY OF EMPLOYER. Neither the establishment of the Plan nor any modification thereof, nor the creation of any account under the Plan, nor the payment of any benefits under the Plan shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or employer thereof except as provided by law or by any Plan provision. The Employer does not in any way guarantee any Participant's Account from loss or depreciation, whether caused by poor investment performance of a deemed investment or the inability to realize upon an investment due to an insolvency affecting an investment vehicle or any other reason. In no event shall the Employer, or any successor, employee, officer, director or stockholder of the Employer, be liable to any person on account of any claim arising by reason of the provisions of the Plan or of any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other person to be entitled to any particular tax consequences with respect to the Plan, or any credit or distribution hereunder.

         12.2 CONSTRUCTION; UNFUNDED OBLIGATION. If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein. For all purposes of the Plan, where the context admits, the singular shall include the plural, and the plural shall include the singular. Headings of Articles and Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. The laws of the State of California shall govern, control and determine all questions of law arising with respect to the Plan and the interpretation and validity of its respective provisions, except where those laws are preempted by the laws of the United States.

         The Plan is intended to be and at all times shall be interpreted and administered so as to qualify as an unfunded deferred compensation plan, and no provision of the Plan shall be interpreted so as to give any individual any right in any assets of the Employer which right is greater than the rights of a general unsecured creditor of the Employer.

         12.3 NO RIGHT TO EMPLOYMENT OR OTHER BENEFITS. Nothing contained herein shall be construed as conferring upon any Participant the right to continue in the employ of the Employer as an executive or in any other capacity or to interfere with the Employer's right to discharge him or her at any time for any reason whatsoever. Participation under the Plan will not give any Participant the right to claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

         12.4 WITHHOLDING. The Employer shall have the right to make such provisions as it deems necessary or appropriate to satisfy any obligations it may have to withhold federal, state or local income or other taxes incurred by reason of a payment or election to defer under the Plan.

         12.5 SPENDTHRIFT PROVISION. No amount payable to a Participant or a Beneficiary under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. Further, (i) the withholding of taxes from Plan benefit payments, (ii) the recovery under the Plan of overpayments of benefits previously made to a Participant or Beneficiary, (iii) if applicable, the transfer of benefit rights from the Plan to another plan, or (iv) the direct deposit of benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

         In the event that any Participant's or Beneficiary's benefits hereunder are garnished or attached by order of any court, the Employer or Trustee may bring an action or a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of said action, any benefits that become payable shall be held as credits to the Participant's or Beneficiary's Account or, if the Employer or Trustee prefers, paid into the court as they become payable, to be distributed by the court to the recipient as the court deems proper at the close of said action.

         IN WITNESS WHEREOF, the Employer has caused the Plan to be executed and its seal to be affixed hereto, effective as of the 1st day of November 1999.


ATTEST/WITNESS:                             AVANT! CORPORATION

------------------------------              By:
(SEAL)                                         ------------------------------

Print:                                      Print Name:
      ------------------------                         ----------------------

                                            Date:
                                                 -----------------------

                               AVANT! CORPORATION

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                                 TRUST AGREEMENT




















                        Effective as of November 1, 1999

                               AVANT! CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN
                                 TRUST AGREEMENT

                        Effective as of November 1, 1999

                                TABLE OF CONTENTS

                                    ARTICLE I
                             ESTABLISHMENT OF TRUST
         1.1      TRUST DEPOSITS..................................................................................1
         1.2      IRREVOCABILITY..................................................................................1
         1.3      GRANTOR TRUST...................................................................................1
         1.4      PLAN ASSETS.....................................................................................2
         1.5      ACCEPTANCE OF TRUST.............................................................................2

                                   ARTICLE II
                         PLAN AS PART OF TRUST AGREEMENT
         2.1      INCORPORATION BY REFERENCE......................................................................2
         2.2      BENEFIT PROVISIONS..............................................................................2
         2.3      AMENDMENT OF PLAN...............................................................................2

                                   ARTICLE III
                  PAYMENTS TO PLAN PARTICIPANTS AND BENEFICIARIES
         3.1      PAYMENT DIRECTION AND TAXES.....................................................................2
         3.2      ENTITLEMENT TO BENEFITS.........................................................................3
         3.3      PAYMENTS BY EMPLOYER............................................................................3

                                   ARTICLE IV
                  TRUSTEE RESPONSIBILITY WHEN EMPLOYER IS INSOLVENT
         4.1      CESSATION OF PAYMENTS ON EMPLOYER INSOLVENCY....................................................3
         4.2      CLAIMS OF CREDITORS.............................................................................3

                                    ARTICLE V
                              INVESTMENT AUTHORITY
         5.1      TRUSTEE AUTHORITY...............................................................................4
         5.2      EMPLOYER AUTHORITY..............................................................................5
         5.3      INDEMNIFICATION.................................................................................5


                                   ARTICLE VI
                              DISPOSITION OF INCOME
         6.1      DISPOSITION OF INCOME...........................................................................6


                                   ARTICLE VII
                              ACCOUNTING BY TRUSTEE
         7.1      ACCOUNTING BY TRUSTEE...........................................................................6

                                  ARTICLE VIII
                          RESPONSIBILITY OF THE TRUSTEE
         8.1      PRUDENT PERSON..................................................................................6
         8.2      TRUSTEE INDEMNIFICATION.........................................................................6
         8.3      LEGAL COUNSEL...................................................................................7
         8.4      HIRING AGENTS...................................................................................7
         8.5      TRUSTEE POWERS..................................................................................7
         8.6      LIMITATION ON POWERS............................................................................7

                                   ARTICLE IX
                        FEES AND EXPENSES OF THE TRUSTEE
         9.1      TRUSTEE EXPENSES AND FEES.......................................................................7

                                    ARTICLE X
                     RESIGNATION AND REMOVAL OF THE TRUSTEE
         10.1     TRUSTEE RESIGNATION.............................................................................7
         10.2     TRUSTEE REMOVAL.................................................................................7
         10.3     TRANSFER OF ASSETS..............................................................................8
         10.4     APPOINTMENT OF SUCCESSOR........................................................................8

                                   ARTICLE XI
                            APPOINTMENT OF SUCCESSOR
         11.1     APPOINTMENT OF SUCCESSOR........................................................................8

                                   ARTICLE XII
                            AMENDMENT OR TERMINATION
         12.1     AMENDMENT.......................................................................................8
         12.2     TERMINATION.....................................................................................8

                                  ARTICLE XIII
                                  MISCELLANEOUS
         13.1     VALIDITY OF PROVISIONS..........................................................................8
         13.2     NO ASSIGNMENT OF BENEFITS.......................................................................9
         13.3     GOVERNING LAW...................................................................................9

                                   ARTICLE XIV
                                 EFFECTIVE DATE
         14.1     EFFECTIVE DATE..................................................................................9


                               AVANT! CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN
                                 TRUST AGREEMENT

                                    RECITALS

         THIS TRUST AGREEMENT is made and entered into effective as of the 1st day of November 1999 by and between Avant! Corporation (the "Employer"), which maintains the Avant! Corporation Executive Deferred Compensation Plan (the "Plan"), and _____________________ (the "Trustee").

         The Employer has established the Plan. The Plan is intended to be a "top-hat plan" (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly compensated employees) under sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 ("ERISA").

         The Plan provides for the Employer to pay all Plan benefits from its general revenues and assets. The Employer wishes to establish an irrevocable trust fund for the purpose of providing a source from which to pay benefits under the Plan, such trust fund being subject to the claims of the Employer's creditors in the event of the Employer's bankruptcy or insolvency. Contributions to the trust fund shall be held by the Trustee and invested, reinvested and distributed in accordance with the provisions of this Trust Agreement.

         The Trust established by this Trust Agreement is intended to be a "grantor trust," with the result that the corpus and income of the Trust are treated for tax purposes as assets and income of the Employer.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Employer and the Trustee, intending to be legally bound, declare and agree as follows:

                                    ARTICLE I
                             ESTABLISHMENT OF TRUST

         1.1 TRUST DEPOSITS. The Employer shall deposit with the Trustee, in trust (the "Trust"), certain funds, which shall be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

         1.2     IRREVOCABILITY. The Trust shall be irrevocable.

         1.3 GRANTOR TRUST. The Trust is intended to be a grantor trust, of which the Employer is the grantor, within the meaning of sub-part E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly. The creation of this Trust is not intended to cause the Plan to be treated as a funded plan for purposes of Title I of ERISA as amended from time to time, and this Trust Agreement shall be interpreted at all times so as to ensure that the Plan will not be treated as such a funded plan.

         1.4 PLAN ASSETS. The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Employer and shall be used exclusively for the uses and purposes of the Plan and general creditors of the Employer as herein set forth. The Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and beneficiaries against the Employer. Any assets held by the Trust will be subject to the claims of the Employer's general creditors under federal and state law in the event of Insolvency, as defined herein.

         1.5 ACCEPTANCE OF TRUST. The Trustee accepts the Trust established under the Trust Agreement on the terms and subject to the provisions set forth herein, and it agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement.

                                   ARTICLE II
                         PLAN AS PART OF TRUST AGREEMENT

         2.1 INCORPORATION BY REFERENCE. The Plan is expressly incorporated herein and made a part hereof with the same force and effect as if the Plan had been fully set forth herein. A copy of the Plan has been delivered to the Trustee. All terms defined in the Plan shall have the same meanings when used herein unless expressly provided to the contrary herein. The Employer shall deliver to the Trustee copies of all amendments to the Plan made after the date of this Trust Agreement.

         2.2 BENEFIT PROVISIONS. The terms of the Plan shall govern the amount, form and timing of benefit payments under the Plan to which a Plan participant or beneficiary is entitled.

         2.3 AMENDMENT OF PLAN. The incorporation of the Plan into this Trust shall not affect the provisions of the Plan concerning the amendment or termination thereof.

                                   ARTICLE III
                 PAYMENTS TO PLAN PARTICIPANTS AND BENEFICIARIES

         3.1 PAYMENT DIRECTION AND TAXES. The Employer shall deliver to the Trustee a Statement (the "Payment Direction") that indicates the amounts payable in respect of any Plan participant who becomes entitled to receive a distribution from the Plan (or his or her beneficiaries) and that provides the time for the payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to a Plan participant or his or her beneficiaries in accordance with such Payment Direction. The Employer shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities.

         3.2 ENTITLEMENT TO BENEFITS. The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be as set forth in the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.

         3.3 PAYMENTS BY EMPLOYER. The Employer may make payment of benefits directly to the Plan participant or his or her beneficiaries as they become due under the terms of the Plan. The Employer shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to a Plan participant or his or her beneficiaries.

                                   ARTICLE IV
                TRUSTEE RESPONSIBILITY WHEN EMPLOYER IS INSOLVENT

         4.1 CESSATION OF PAYMENTS ON EMPLOYER INSOLVENCY. The Trustee shall cease payment of benefits to the Plan participant or his beneficiaries if the Employer is Insolvent. The Employer shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Employer is unable to pay its debts as they become due, or (ii) the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         4.2 CLAIMS OF CREDITORS. At all times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Employer under federal and state law as set forth below.

                 (a) The Board of Directors and the Chief Executive Officer of the Employer shall have the duty to inform the Trustee in writing of the Employer's Insolvency. If a person claiming to be a creditor of the Employer alleges in writing to the Trustee that the Employer has become Insolvent, the Trustee shall determine whether the Employer is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan participants and beneficiaries.

                 (b) Unless the Trustee has actual knowledge of the Employer's Insolvency, or has received notice from the Employer or a person claiming to be a creditor alleging that the Employer is Insolvent, the Trustee shall have no duty to inquire whether the Employer is Insolvent. The Trustee may in all events rely on such evidence concerning the Employer's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Employer's solvency.

                 (c) If at any time the Trustee has determined that the Employer is Insolvent, the Trustee shall discontinue payments to Plan participants and beneficiaries and shall hold the assets of the Trust for the benefit of the Employer's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of any Plan participant or beneficiary to pursue his or her rights as a general creditor of the Employer with respect to benefits due under the Plan or otherwise.

                 (d) The Trustee shall resume the payment of benefits to the Plan participants and beneficiaries in accordance with the terms of this Trust Agreement only after the Trustee has determined that the Employer is not Insolvent (or is no longer Insolvent).

                 (e) Except as provided herein and in Section 12.2, the Employer shall have no right or power to direct the Trustee to return to the Employer or to divert to others any of the Trust assets before all payments of benefits have been made to all Plan participants and beneficiaries (or to the Employer, in the case of the inability to locate a payee under the terms of the Plan) pursuant to the terms of the Plan.

                                    ARTICLE V
                              INVESTMENT AUTHORITY

         5.1 TRUSTEE AUTHORITY. Except as provided in Section 5.2, all rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee. The Trustee shall have the following powers with respect to any and all monies, securities and other assets at any time held by it and constituting part or all of the Trust, such powers, subject to Section 5.2, to be exercised by it in its sole discretion:

                 (a) To purchase or subscribe for and invest in any securities, but not including any securities of the Trustee or any affiliate of the Trustee, and to retain any such securities in the Trust. Without in any way intending to limit the generality of the foregoing, the said term "securities" shall be deemed to include common and preferred stocks, mortgages, debentures, bonds, notes or other evidences of indebtedness, and other forms of securities, including those issued by the Employer or sold by employees participating under the Plan; provided, however, that no stock, securities or evidence of indebtedness of said Employer or employees shall be acquired by or held unless the Trustee is so directed by the Employer.

                 The Trustee is authorized to invest and reinvest all or a portion of the Trust in shares of any open-ended investment fund or company, including but not limited to, any such fund or company which is managed by an affiliate of the Trustee.

                 (b) To sell, transfer and convey for cash or on credit, convert, redeem, exchange for other securities, or otherwise to dispose of any securities at any time held by it.

                 (c) To exercise any conversion privilege and/or subscription right available in connection with any securities at any time held by it; to oppose or to consent to the reorganization, consolidation, merger, or readjustment of the finances of any corporation, company or association or to the sale, mortgage, pledge or lease of the property of any corporation, company or association or to the sale, mortgage, pledge or lease of the property of any corporation, company or association, any of the securities which may at any time be held by it, and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities which it may so acquire.

                 (d) To vote, personally or by general or limited proxy, any securities which may be held by it at any time and, similarly, to exercise, personally or by general or limited proxy, any right appurtenant to any securities held by it at any time.

                 (e) To register any securities held by it hereunder in its own name or in the name of a nominee, or in any form permitting title to pass by delivery, providing the records of the Trustee shall clearly indicate the ownership of any asset of the Trust.

                 (f) To make, execute and deliver any and all mortgages, contracts, consents, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers.

                 (g) To invest and reinvest all or any portion of the Trust in units of participation in one or more common, collective or commingled trust funds that may be established and maintained by the Trustee or other trustee. Any such common, collective or commingled trust fund may be specifically designated for investment in guaranteed investment contracts.

                 (h) To invest any part or all of the Trust (including idle cash balances) in certificates of deposit, demand or time deposits, savings accounts, money market accounts or similar investments of the Trustee or of any affiliate of the Trustee, which bear a reasonable rate of interest.

         5.2 EMPLOYER AUTHORITY. The Employer shall have the right at any time, and from time to time in its sole discretion, to direct the Trustee as to the investment of the assets of the Trust, to require the Trustee to maintain separate accounts representing assets of the Trust which are maintained for the purpose of providing Plan benefits to particular Plan participants and beneficiaries and/or to substitute assets of equal fair market value for any asset held by the Trust. These rights are exercisable by the Employer in a non-fiduciary capacity without the approval or consent of any person in a fiduciary capacity. In addition, the Employer may, from time to time and in its sole discretion, provide an investment and/or asset allocation policy which the Trustee shall follow when making investment decisions hereunder.

         5.3 INDEMNIFICATION. If the Trustee invests any or all of the Trust Fund pursuant to the directions of the Employer, the Employer agrees to indemnify and hold harmless the Trustee from any claim of loss to the Trust Fund arising out of the Trustee's compliance with the Employer's investment directions.

                                   ARTICLE VI
                              DISPOSITION OF INCOME

         6.1 DISPOSITION OF INCOME. During the term of this Trust, all income received by the Trust shall be accumulated and reinvested.

                                   ARTICLE VII
                              ACCOUNTING BY TRUSTEE

         7.1 ACCOUNTING BY TRUSTEE. The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Employer and the Trustee. Within ninety
(90) days following the close of each calendar quarter and within ninety (90) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Employer a written account of its administration of the Trust during such quarter or during the period from the close of the last preceding quarter to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such quarter or as of the date of such removal or resignation, as the case may be. In the absence of the filing in writing with the Trustee by the Employer of exceptions or objections to any such account within sixty (60) days, the Employer shall be deemed to have approved such account and, in such case, or upon the written approval of the Employer of any such account, the Trustee shall be released, relieved and discharged with respect to all matters and things set forth in such account as though such account had been settled by the decree of a court of competent jurisdiction. No person other than the Employer may require an accounting or bring any action against the Trustee with respect to the Trust or the Trustee's actions as Trustee.

                                  ARTICLE VIII
                          RESPONSIBILITY OF THE TRUSTEE

         8.1 PRUDENT PERSON. The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Employer which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Employer. In the event of a dispute between the Employer and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

         8.2 TRUSTEE INDEMNIFICATION. If the Trustee reasonably undertakes or defends, in a reasonably prudent manner, any litigation arising in connection with this Trust

(except an action by the Employer or any Plan participant or beneficiary for the Trustee's breach of duty hereunder), the Employer agrees to indemnify the Trustee against the Trustee's reasonable costs and expenses and any liabilities (including, without limitation, reasonable attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Employer does not pay such costs, expenses and liabilities in a reasonable and timely manner, the Trustee may obtain payment from the Trust.

         8.3 LEGAL COUNSEL. The Trustee may consult with legal counsel with respect to any of its duties or obligations hereunder.

         8.4 HIRING AGENTS. The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

         8.5 TRUSTEE POWERS. The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein; provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor trustee, or to loan to any person the proceeds of any borrowing against such policy.

         8.6 LIMITATION ON POWERS. Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

                                   ARTICLE IX
                        FEES AND EXPENSES OF THE TRUSTEE

         9.1 TRUSTEE EXPENSES AND FEES. The Employer shall pay all expenses of administering the Plan and the Trust and all Trustee's fees and expenses with respect to which the Trustee is entitled to compensation or reimbursement. If not so paid, the fees and expenses shall be paid from the Trust.

                                    ARTICLE X
                     RESIGNATION AND REMOVAL OF THE TRUSTEE

         10.1 TRUSTEE RESIGNATION. The Trustee may resign at any time by written notice to the Employer, which shall be effective thirty (30) days after receipt of such notice unless the Employer and the Trustee agree otherwise.

         10.2 TRUSTEE REMOVAL. The Trustee may be removed by the Employer, on thirty (30) days notice or upon shorter notice accepted by the Trustee.

         10.3 TRANSFER OF ASSETS. Upon resignation or removal of the Trustee and appointment of a successor trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within sixty (60) days after receipt of the notice of resignation, removal or transfer, unless the Employer extends the time limit.

         10.4 APPOINTMENT OF SUCCESSOR. If the Trustee resigns or is removed, a successor shall be appointed, in accordance with the following section, by the effective date of resignation or removal. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

                                    ARTICLE XI
                            APPOINTMENT OF SUCCESSOR

         11.1 APPOINTMENT OF SUCCESSOR. If the Trustee resigns or is removed in accordance with Sections 10.1 or 10.2 hereof, the Employer may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new trustee, who shall have all of the rights and powers of the former trustee, including ownership rights in the Trust assets. The former trustee shall execute any instrument necessary or reasonably requested by the Employer or the successor trustee to evidence the transfer.

                                   ARTICLE XII
                            AMENDMENT OR TERMINATION

         12.1 AMENDMENT. This Trust Agreement may be amended by a written instrument executed by the Trustee and the Employer. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan, shall cause funds of the Trust to be diverted other than to purposes of payment of Plan benefits (except in the case of Insolvency) or otherwise as provided hereunder or shall make the Trust revocable after it has become irrevocable in accordance herewith.

         12.2 TERMINATION. The Trust shall not terminate until the date on which all Plan participants and beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Employer.

                                  ARTICLE XIII
                                  MISCELLANEOUS

         13.1 VALIDITY OF PROVISIONS. Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

         13.2 NO ASSIGNMENT OF BENEFITS. Benefits payable to a Plan participant and his or her beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

         13.3 GOVERNING LAW. This Trust Agreement shall be governed by and construed in accordance with the laws of California.

                                   ARTICLE XIV
                                 EFFECTIVE DATE

         14.1 EFFECTIVE DATE. The effective date of this Trust Agreement is November 1, 1999.

         IN WITNESS WHEREOF, this Trust Agreement has been duly executed under seal by the parties hereto, effective as of the 1st day of November, 1999.


ATTEST/WITNESS:                        AVANT! CORPORATION, SETTLOR

_____________________________          By:______________________________
(SEAL)

Print Name:__________________          Print Name:______________________

                                       Date:____________________________




ATTEST/WITNESS:                        __________________________, TRUSTEE

_____________________________          By:______________________________
(SEAL)

Print Name:__________________          Print Name:______________________

                                       Date:____________________________

                               AVANT! CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN

               SALARY, COMMISSION OR BONUS REDUCTION ELECTION FORM

PLEASE PRINT IN INK:

PARTICIPANT INFORMATION

Name:                                  _____________________________________

Social Security Number:                _____________________________________

Address:                               _____________________________________

                                       _____________________________________

                                       _____________________________________

Telephone Number:                      _____________________________________

ELECTION TO DEFER REGULAR SALARY

Regular Salary Reduction Dollar
Amount or Percentage (Choose any
whole dollar amount or any whole
percentage from 0% to 100%; minimum
permitted deferral is the greater
of $1,000 or 1% of Compensation):      _____________________________________

Effective Date of Regular Salary
Reduction Election (On or after
the first day of the next payroll
period):                               _____________________________________


ELECTION TO DEFER COMMISSION

Commission Payment Reduction Dollar
Amount or Percentage (Choose any whole
dollar amount or any whole percentage
from 0% to 100%; minimum permitted
deferral is the greater of $1,000 or
1% of Compensation):                   _____________________________________

Effective Date of Commission Payment
Reduction Election (On or after date of
execution of this Form but before date
commission is first due to be paid):   _____________________________________

ELECTION TO DEFER BONUS

Bonus Payment Reduction Dollar Amount
or Percentage (Choose any whole dollar
amount or any whole percentage from 0%
to 100%; minimum permitted deferral
is the greater of $1,000 or 1% of
Compensation):                         _____________________________________

Effective Date of Bonus Payment
Reduction Election (On or after date
of execution of this Form but before
date bonus is first due to be paid):   _____________________________________

         I HEREBY ELECT TO REDUCE MY SALARY, COMMISSION AND/OR BONUS PAYMENT BY THE PERCENTAGE(S) INDICATED ABOVE. I HEREBY REVOKE ANY PRIOR SALARY, COMMISSION OR BONUS REDUCTION ELECTION MADE BY ME UNDER THE PLAN. I UNDERSTAND THAT THIS SALARY, COMMISSION OR BONUS REDUCTION ELECTION IS SUBJECT TO ALL OF THE APPLICABLE TERMS OF THE PLAN. I ACKNOWLEDGE THAT THE REGULAR SALARY REDUCTION ELECTION MADE HEREIN, IF ANY, WILL CONTINUE INDEFINITELY UNTIL SUBSEQUENTLY CHANGED BY ME, PURSUANT TO RULES CONTAINED IN THE PLAN, ON ANOTHER SALARY, COMMISSION OR BONUS REDUCTION ELECTION FORM BUT THAT ANY COMMISSION OR BONUS PAYMENT REDUCTION ELECTION WILL NOT CONTINUE BEYOND THE PLAN YEAR FOR WHICH THIS FORM IS FIRST EFFECTIVE. I HEREBY ACKNOWLEDGE (a) THAT MY PLAN BENEFITS ARE SUBJECT TO THE CLAIMS OF MY EMPLOYER'S CREDITORS SHOULD MY EMPLOYER BECOME BANKRUPT OR INSOLVENT, AND (b) THAT A COPY OF THE PLAN DOCUMENT AND RELATED TRUST AGREEMENT ARE AVAILABLE TO ME UPON REQUEST.

_____________________________          ______________________________________
Date                                   Participant's Signature

                               AVANT! CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                  DESIGNATION OF DEATH BENEFIT BENEFICIARY/IES

PLEASE PRINT IN INK:

PARTICIPANT INFORMATION

Name:                                  _____________________________________

Social Security Number:                _____________________________________

Address:                               _____________________________________

Telephone Number:                      _____________________________________


         I HEREBY REVOKE ANY PRIOR DESIGNATIONS OF DEATH BENEFIT BENEFICIARY/IES UNDER THE AVANT! CORPORATION EXECUTIVE DEFERRED COMPENSATION PLAN (THE "PLAN"), AND I HEREBY DESIGNATE THE FOLLOWING BENEFICIARY/IES TO RECEIVE ANY BENEFIT PAYABLE ON ACCOUNT OF MY DEATH UNDER THE PLAN, SUBJECT TO MY RIGHT TO CHANGE THIS DESIGNATION AND SUBJECT TO THE TERMS OF THE PLAN:


A.         PRIMARY BENEFICIARY/IES

Name, Address,                  Relationship to                 % of Plan               Date of             Social Security
   Phone                          Participant                    Account                 Birth                Number
--------------                  ---------------                 ---------               -------             ---------------




B. CONTINGENT BENEFICIARY/IES (Will receive indicated portions of Plan benefit if no Primary Beneficiary/ies survive the participant)

Name, Address,                  Relationship to                 % of Plan               Date of             Social Security
   Phone                          Participant                    Account                 Birth                Number
--------------                  ---------------                 ---------               --------            ---------------




Date:________________________          _____________________________________
                                       Participant's Signature

                               AVANT! CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                         DEEMED INVESTMENT ELECTION FORM

PLEASE PRINT IN INK:

PARTICIPANT INFORMATION

Name:                                  _____________________________________

Social Security Number:                _____________________________________

Address:                               _____________________________________

                                       _____________________________________

                                       _____________________________________

Telephone Number:                      _____________________________________

===============================================================================

A.       ELECTION FOR FUTURE CONTRIBUTIONS:

         I HEREBY REVOKE ANY PRIOR ELECTIONS OF DEEMED INVESTMENT DESIGNATIONS WITH RESPECT TO AMOUNTS CREDITED TO MY PLAN ACCOUNT IN THE FUTURE, AND I HEREBY ELECT THE FOLLOWING DEEMED INVESTMENTS FOR AMOUNTS CREDITED TO MY PLAN ACCOUNT IN THE FUTURE, THIS ELECTION TO BE EFFECTIVE AT THE EARLIEST DATE PERMISSIBLE UNDER, AND SUBJECT TO ALL OF THE TERMS OF, THE PLAN.

                  DEEMED INVESTMENT OPTIONS          PERCENTAGE OF FUTURE CONTRIBUTIONS
    1.______________________________________         ____________________________________(0% to 100%)
                                                     ____________________________________(0% to 100%)
    2.______________________________________         ____________________________________(0% to 100%)
    3.______________________________________         ____________________________________(0% to 100%)
    4.______________________________________         ____________________________________(0% to 100%)
    5.______________________________________         ____________________________________(0% to 100%)
    6.______________________________________         ____________________________________(0% to 100%)
    7.______________________________________         ____________________________________(0% to 100%)
    8.______________________________________                          100%
                  Total

B.       TRANSFER OF EXISTING ASSETS:

         I HEREBY ELECT THE FOLLOWING DEEMED INVESTMENTS TRANSFER(S) FOR AMOUNTS CURRENTLY CREDITED TO MY PLAN ACCOUNT (AND DEEMED EARNINGS THEREON), THIS ELECTION TO BE EFFECTIVE AT THE EARLIEST DATE PERMISSIBLE UNDER, AND SUBJECT TO ALL OF THE TERMS OF, THE PLAN:

                                        Current                       Future
                                        -------                       ------
                                    Deemed Investment             Deemed Investment
                                    -----------------             -----------------
         Transfer %_______ Of___________________________    To________________________________
         Transfer %_______ Of___________________________    To________________________________
         Transfer %_______ Of___________________________    To________________________________
         Transfer %_______ Of___________________________    To________________________________
         Transfer %_______ Of___________________________    To________________________________
         Transfer %_______ Of___________________________    To________________________________


================================================================================

I realize that Avant! Corporation shall not be liable for any losses resulting from my selections indicated above. I realize that there may be a reasonable administrative delay in processing any deemed investment directions or transfers. I acknowledge that I have read this entire form, I understand it and agree to its terms and I acknowledge that I have received and had a reasonable opportunity to review current prospectus(es) for the fund(s) selected above.


_____________________________          _____________________________________
Date                                   Participant's Signature



================================================================================

By executing this form below, Avant! Corporation hereby directs the Trustee of the Trust maintained under the Plan to invest the above-designated Participant's account under the Plan in accordance with the above Deemed Investment election.

                                       AVANT! CORPORATION

_____________________________          By:__________________________________
Date                                   Print Name:__________________________
                                       Print Title:_________________________

                               AVANT! CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                       FORM AND TIMING OF PAYMENT ELECTION

PLEASE PRINT IN INK:

PARTICIPANT INFORMATION

Name:                                  _____________________________________

Social Security Number:                _____________________________________

Address:                               _____________________________________

                                       _____________________________________

                                       _____________________________________

Telephone Number:                      _____________________________________

         I HEREBY REVOKE ANY PRIOR ELECTIONS OF THE FORM AND TIMING OF PAYMENT OF MY PLAN BENEFIT, AND, UNTIL CHANGED BY ME, PURSUANT TO RULES CONTAINED IN THE PLAN, ON A SUBSEQUENT ELECTION FORM, I HEREBY ELECT TO HAVE MY PLAN BENEFIT PAID AS FOLLOWS, SUBJECT TO THE APPLICABLE TERMS OF THE PLAN. I UNDERSTAND THAT I MAY, IF I WISH, DIVIDE MY PLAN BENEFIT INTO 25% INCREMENTS, AND MAKE SEPARATE ELECTIONS FOR EACH PORTION. (I UNDERSTAND THAT ANY DISTRIBUTION DATE ELECTED BELOW MAY NOT BE ACCELERATED, AND THAT NO DISTRIBUTION ELECTION BELOW MAY BE CHANGED WITHIN SIX MONTHS OF THE DAY ON WHICH THE DISTRIBUTION IS TO BE MADE OR COMMENCE.)

   I.  PORTION 1:     % OF PLAN BENEFIT.

       (CHECK ONE):

       ___ Lump Sum Distribution

       ___ Substantially Equal Annual Installments Over ___ Years (not to exceed 10)

       (CHECK ONE):

       I request that my Plan benefit be paid

       ___ In Cash

       ___ In Kind (Requires consent of Employer and Trustee)

       (CHECK ONE):

       I request that my Plan benefit be paid (or commence to be paid)

       ___ At my termination of employment with the Employer

       ___ At the earlier of termination of employment with the Employer or January 1, ______. (The preceding date must be a date after at least 3 full calendar years following the calendar year in which this Form is executed. Date may not be accelerated, but may be extended, pursuant to the terms of the Plan and subject to the limitations noted above.)

  II.  PORTION 2:     % OF PLAN BENEFIT. (Complete if applicable.)

       (CHECK ONE):

       ___ Lump Sum Distribution

       ___ Substantially Equal Annual Installments Over ___ Years (not to exceed 10)

       (CHECK ONE):

       I request that my Plan benefit be paid

       ___ In Cash

       ___ In Kind (Requires consent of Employer and Trustee)

       (CHECK ONE):

       I request that my Plan benefit be paid (or commence to be paid)

       ___ At my termination of employment with the Employer

       ___ At the earlier of termination of employment with the Employer or January 1, ______. (The preceding date must be a date after at least 3 full calendar years following the calendar year in which this Form is executed. Date may not be accelerated, but may be extended, pursuant to the terms of the Plan and subject to the limitations noted above.)

  III. PORTION 3:     % OF PLAN BENEFIT. (Complete if applicable.)

       (CHECK ONE):

       ___ Lump Sum Distribution

       ___ Substantially Equal Annual Installments Over ___ Years (not to exceed 10)

       (CHECK ONE):

       I request that my Plan benefit be paid

       ___ In Cash

       ___ In Kind (Requires consent of Employer and Trustee)

       (CHECK ONE):

       I request that my Plan benefit be paid (or commence to be paid)

       ___ At my termination of employment with the Employer

       ___ At the earlier of termination of employment with the Employer or January 1, ______. (The preceding date must be a date after at least 3 full calendar years following the calendar year in which this Form is executed. Date may not be accelerated, but may be extended, pursuant to the terms of the Plan and subject to the limitations noted above.)

  IV.  PORTION 4:     % OF PLAN BENEFIT. (Complete if applicable.)

       (CHECK ONE):

       ___ Lump Sum Distribution

       ___ Substantially Equal Annual Installments Over ____ Years (not to exceed 10)

       (CHECK ONE):

       I request that my Plan benefit be paid

       ___ In Cash

       ___ In Kind (Requires consent of Employer and Trustee)

       (CHECK ONE):

       I request that my Plan benefit be paid (or commence to be paid)

       ___ At my termination of employment with the Employer

       ___ At the earlier of termination of employment with the Employer or January 1, _____. (The preceding date must be a date after at least 3 full calendar years following the calendar year in which this Form is executed. Date may not be accelerated, but may be extended, pursuant to the terms of the Plan and subject to the limitations noted above.)



Date: _______________________

    __________________________________________
           Participant's Signature

                               AVANT! CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                           HARDSHIP DISTRIBUTION FORM

PARTICIPANT INFORMATION

Participant Name:
         ____________________________________________________________________

Social Security Number:
             ________________________________________________________________

Current Mailing Address:   __________________________________________________

I hereby request a hardship distribution from my vested Plan account. I am requesting the following amount (which includes ordinary income taxes which are reasonably anticipated to result from the hardship withdrawal if approved):

                                $____________________

I am requesting a hardship distribution based on the following (CHECK ONE):

__ Severe financial hardship to me resulting from a sudden and unexpected illness or accident affecting me or one of my "dependents" as defined in section 152(a) of the Internal Revenue Code

__ Severe financial hardship to me resulting from a loss of my property due to casualty

__ Severe financial hardship to me resulting from other similar extraordinary and unforeseeable circumstances arising as a result of events beyond my control. Explain:

         ____________________________________________________________________
         ____________________________________________________________________

I have attached appropriate supporting documentation.

I understand that I may receive a distribution only of the amount which the Employer or its designee decides is necessary to relieve my financial hardship and which is not reasonably available from any other resources.

I also understand that a hardship distribution will be made only with the consent of the Employer or its designee.

Date:    __________________________
         _______________________________________________
                   Participant's Signature

================================================================================

FOR EMPLOYER USE ONLY:
__       Approved
__       Denied

         ___________________________________________________________________
                  Signature of Employer (or designee)

        Date:     ___________________

October ____, 1999



Secretary of Labor
Top Hat Plan Exemption
Pension and Welfare Benefits Administration
Room N-5644
U.S. Department of Labor
200 Constitution Avenue, N.W.
Washington, D.C.   20210

         Re:      AVANT! CORPORATION EXECUTIVE DEFERRED COMPENSATION PLAN

Dear Secretary:

         Pursuant to Section 2520.104-23 of the Department of Labor's Regulations, this letter will serve as notice that, with respect to the Avant! Corporation Executive Deferred Compensation Plan (the "Plan"), the undersigned intends to utilize the alternative form of compliance with the reporting and disclosure requirements of Part 1 of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") which alternative form of compliance is provided in the aforesaid Regulations Section.

         Pursuant to Regulations Section 2520.104-23(b), the following information is provided:

         1. NAME AND ADDRESS OF EMPLOYER: Avant! Corporation, 46871 Bayside Parkway, Fremont, California 94538.

         2.     EMPLOYER'S EMPLOYER IDENTIFICATION NUMBER: __________________.

         3. The Employer hereby declares that it maintains the Plan primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees and that the Plan is the only top hat plan maintained by the Employer.

         4. The number of employees originally eligible to participate in the Plan will be approximately 63.

         Pursuant to Regulations Section 2520.104-23(b)(2), the Employer will provide Plan documents, if any, to the Secretary of Labor upon request as required by Section 104(a)(1) of ERISA.

                               Very truly yours,

                               Avant! Corporation


                               By:_________________________________
                               Print Name:_________________________
                               Print Title:________________________
                               Date:_______________________________




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

                               AVANT! CORPORATION
                         BOARD OF DIRECTORS' RESOLUTIONS


         The undersigned, the Secretary of Avant! Corporation (the "Corporation"), hereby certifies that the following Resolutions were adopted by action of the Board of Directors of the Corporation on __________________________, 1999.

         WHEREAS, the Corporation desires to adopt the Avant! Corporation Executive Deferred Compensation Plan (the "Plan") for purposes of providing deferred compensation benefits to certain of the Corporation's eligible executive employees; and

         WHEREAS, the Corporation desires to establish a "rabbi trust" for purposes of providing a source of funds from which the Corporation will discharge its obligations under the Plan (the "Trust"); and

         WHEREAS, the assets of the Trust shall be subject to the bankruptcy and insolvency creditors of the Corporation in the event the Corporation becomes bankrupt or insolvent.

         THEREFORE, be it

         RESOLVED, that the Plan and Trust be and hereby are adopted in the forms presented to this Board, the Plan and Trust to be effective as provided therein, and the individuals designated by the Corporation's Chief Executive Officer which appear on the attached Schedule hereby are declared to be members of a select group of management or highly compensated employees of the Corporation and are designated as Eligible Employees under the Plan; and be it further

         RESOLVED, that the Corporation's Chief Executive Officer hereby is authorized to amend from time to time, in accordance with the terms of the Plan, the list of individuals designated on the Schedule attached hereto as Eligible Employees, and any such amendment shall be effective without further action by this Board; and be it further

         RESOLVED, that the proper officers of the Corporation hereby are authorized and directed to execute the Plan and Trust and to take such further actions and to execute such further documents as they may deem advisable or desirable for the purposes of adopting and implementing the Plan and Trust, and announcing the Plan and Trust to affected employees; and be it further

         RESOLVED, that the Plan and Trust hereby are subject to such amendments as the proper officers of the Corporation deem advisable or desirable for purposes of finalizing the Plan and Trust according to the substantial terms and purposes reflected in the forms of the Plan and Trust presented to this Board and as are consistent with the foregoing Resolutions, and any such amendments shall be effective without further action by this Board.



Date:________________________          _____________________________________
                                       Secretary

                                    SCHEDULE
                               ELIGIBLE EMPLOYEES




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